Filed pursuant to 497(e)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG Managers Amundi Short Duration Government Fund

Supplement dated August 1, 2019 to the Prospectus, dated May 1, 2019

The following information supplements and supersedes any information to the contrary relating to AMG Managers Amundi Short Duration Government Fund (the “Fund”), a series of AMG Funds II, contained in the Fund’s Prospectus, dated as noted above.

The second paragraph in the sub-section under “Additional Information About the Funds – AMG Managers Amundi Short Duration Government Fund” titled “Additional Information About the Fund’s Expenses and Performance” on page 12 is hereby deleted in its entirety and replaced with the following:

As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least May 1, 2020, to waive the Fund’s management fee by 0.11%, from 0.40% to 0.29% (the “Management Fee Waiver”). The Investment Manager has also contractually agreed, through May 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.70% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The Expense Cap shall be not be reduced by the Management Fee Waiver. The contractual expense limitations may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds II Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE